EXHIBIT 10.11

                       INTERNATIONAL ASSETS NEW YORK, LLC




                       LIMITED LIABILITY COMPANY AGREEMENT





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                                TABLE OF CONTENTS


ARTICLE 1   DEFINITIONS.......................................................1

ARTICLE 2   FORMATION OF COMPANY..............................................7
            2.1 Formation.....................................................7
            2.2 Name..........................................................7
            2.3 Principal Place of Business...................................7
            2.4 Registered Office and Registered Agent........................7
            2.5 Term..........................................................7
            2.6 Certificates of Membership Interests..........................7

ARTICLE 3   BUSINESS OF COMPANY...............................................8
            3.1      Permitted Businesses.....................................8

ARTICLE 4   NAMES AND ADDRESSES OF MEMBERS....................................8

ARTICLE 5   RIGHTS AND DUTIES OF BOARD OF MANAGERS............................8
            5.1 Management....................................................8
            5.2 Number, Election, Tenure and Qualifications...................9
            5.3 Manner of Acting..............................................9
            5.4 Certain Powers of Managers....................................9
            5.5 Managers Have No Exclusive Duty to Company...................10
            5.6 Bank Accounts................................................10
            5.7 Resignation..................................................10
            5.8 Removal......................................................10
            5.9 Vacancies....................................................10

ARTICLE 6   OFFICERS11
            6.1 Officers of Company..........................................11
            6.2 Election and Term of Office..................................11
            6.3 Removal......................................................11
            6.4 Vacancies....................................................11
            6.5 President....................................................11
            6.6 The Vice Presidents..........................................12
            6.7 The Treasurer................................................12
            6.8 The Secretary................................................12
            6.9 Assistant Treasurers and Assistant Secretaries...............12
            6.10Salaries.....................................................13

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ARTICLE 7   RIGHTS AND OBLIGATIONS OF MEMBERS................................13
            7.1 Limitation of Liability......................................13
            7.2 List of Members..............................................13
            7.3 Company Books................................................13
            7.4 Priority and Return of Capital...............................13
            7.5 No Preemptive Rights.........................................13

ARTICLE 8   MEETINGS OF MEMBERS..............................................14
            8.1 Meetings.....................................................14
            8.2 Place of Meetings............................................14
            8.3 Notice of Meetings...........................................14
            8.4 Meeting of All Members.......................................14
            8.5 Record Date..................................................14
            8.6 Quorum.......................................................14
            8.7 Manner of Acting.............................................15
            8.8 Proxies......................................................15
            8.9 Telephone Conference.........................................15
            8.10Action by Members Without a Meeting..........................15
            8.11Waiver of Notice.............................................15

ARTICLE 9   STANDARD OF CARE AND INDEMNIFICATION OF MANAGERS, OFFICERS
            AND EMPLOYEES....................................................15
            9.1 Standard of Care.............................................15
            9.2 Indemnification of Managers, Officers and Employees..........15

ARTICLE 10    CONTRIBUTIONS TO THE COMPANY
              AND CAPITAL ACCOUNTS...........................................16
              10.1Initial Capital Contributions..............................16
              10.2Additional Contributions...................................16
              10.3Capital Accounts...........................................16

ARTICLE 11    ALLOCATIONS, INCOME TAX, DISTRIBUTIONS, ELECTIONS AND REPORTS..17

              11.1Allocations of Net Profits and Net Losses..................17
              11.2Additional Allocation Provisions...........................17
              11.3Tax Allocations............................................19
              11.4Distributions..............................................20
              11.5Accounting Principles......................................21
              11.6Interest on and Return of Capital Contributions............21
              11.7Loans to Company...........................................21
              11.8Records and Report.........................................21
              11.9Returns and Other Elections................................21
              11.10.Tax Matters Partner..................................... 21

ARTICLE 12    [Intentionally Omitted]........................................22


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ARTICLE 13    ADDITIONAL MEMBERS.............................................22
              13.1Admission of New Members...................................22
              13.2Allocations to New Members.................................22

ARTICLE 14    DISSOLUTION AND TERMINATION....................................22
              14.1Dissolution................................................22
              14.2Winding Up, Liquidation and Distribution of Assets.........23
              14.3Certificate of Cancellation................................25
              14.4Effect of Filing of Certificate of Cancellation............25
              14.5Return of Contribution Nonrecourse to Other Members........25

ARTICLE 15    MISCELLANEOUS PROVISIONS.......................................25
              15.1Notices....................................................25
              15.2Application of Delaware Law................................25
              15.3Waiver of Action for Partition.............................26
              15.4Amendments.................................................26
              15.5Execution of Additional Instruments........................26
              15.6Construction...............................................26
              15.7Headings...................................................26
              15.8Waivers....................................................26
              15.9Rights and Remedies Cumulative.............................26
              15.10Severability ............................................ 26
              15.11 Heirs, Successors and Assigns .......................... 26
              15.12No Third Party Beneficiaries............................. 26
              15.13Conflict of Provisions .................................. 27
              15.14Counterparts............................................. 27
              15.15Investment Representations............................... 27

SCHEDULE A...................................................................29


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                       INTERNATIONAL ASSETS NEW YORK, LLC


                       LIMITED LIABILITY COMPANY AGREEMENT


THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") is made and entered into as of this 30th day of September, 1998, by and among International Assets Holding Corp. ("IAHC") and Lakeside Investments, LLC ("Lakeside") (collectively, the "Members").

WHEREAS, the Members intend to form the Company (as hereinafter defined) for the purposes set forth herein; and

WHEREAS, the Members wish their relations and the Company to be governed by this Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

The following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein):

(a) "Adjusted Capital Account Deficit" shall mean with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the taxable year, after giving effect to the following adjustments:

(i) credit to such Capital Account that amount which such Member is obligated to restore under Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations, as well as any addition thereto pursuant to the next to last sentence of Sections 1.704-2(g)(1) and (i)(5) of the Treasury Regulations, after taking into account thereunder any changes during such year in Partnership Minimum Gain (as determined in accordance with Section 1.704-2(d) of the Treasury Regulations) and in Partner Minimum Gain (as determined under Section 1.704-2(i)(3) of the Treasury Regulations); and

(ii)   debit   to   such    Capital    Account    the   items    described    in
Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations.

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This  definition of Adjusted  Capital Account Deficit is intended to comply with the provisions of Treasury Regulation Sections 1.704-1(b)(2)(ii)(d) and 1.704-2, and will be interpreted consistently with those provisions.

(b) "Board of Managers" means the Board of Managers described in Section 5.1.

(c) "Capital Account" as of any given date shall mean the Capital Account as defined by Article 10.3.

(d) "Capital Contribution" shall mean any contribution to the capital of the Company in cash or property by a Member whenever made. "Initial Capital Contribution" shall mean the initial contribution to the capital of the Company pursuant to this Agreement. "Additional Capital Contribution" shall mean any Capital Contribution other than an Initial Capital Contribution.

(e) "Certificate" shall mean the Certificate of Formation of the Company as filed by the organizer of the Company with the Delaware Secretary of State, as the same may be amended from time to time.

(f) "Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent superseding federal revenue laws.

(g) "Company" shall refer to International Assets New York, LLC.

(h) "Company Products" shall have the meaning given in the Joint Venture Agreement.

(i) "Continued Products" has the meaning set forth in Section 14.2(g).

(j) "Delaware Act" shall mean the Delaware Limited Liability Company Act at Title 6 of the Delaware Code, ss 18-101 through ss 18-1109, as the same may be amended from time to time.

(k) "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at any time during such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such Gross Asset Value as of such time as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset is zero, Depreciation shall be determined with reference to such Gross Asset Value using any reasonable method selected by the Manager.

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(l) "Distributable Cash" shall mean all cash, revenues and funds received by the
Company from Company operations, less the sum of the following to the extent paid or set aside by the Company: (i) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders; (ii) all cash expenditures incurred in the normal operation of the Company's business; and
(iii) such reserves as the Managers deem reasonably necessary for the proper operation of the Company's business.

(m) "Entity" shall mean any general partnership,  limited  partnership,  limited
liability  company,   corporation,   joint  venture,   trust,   business  trust,
cooperative, association, foreign trust or foreign business organization.

(n) "Fiscal Year" means the Company's fiscal year, which shall end on September 30.

(o) "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Members hereunder.

(ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as of the following times:

(a) the acquisition of a Membership Interest in the Company by a new or existing Member in exchange for more than a de minimis Capital Contribution, if such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(b) the distribution by the Company to a Member of more than a de minimis amount of Company money or property as consideration for a Membership Interest in the Company, if necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(c) the  liquidation  of the Company  within the meaning of Treasury  Regulation
Section 1.704-1(b)(2)(ii)(g); and

(d) at such other times as necessary or advisable in order to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2.

(iii) The Gross Asset Value of any Company asset distributed to a Member shall be the gross fair market value of such asset on the date of distribution as determined by the Members.


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     (iv) The Gross  Asset  Values of  Company  assets  shall be  increased  (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Members reasonably determine that an adjustment pursuant to subparagraph (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to
Section 1(p)(i), Section 1(p)(ii), or Section 1(p)(iv) hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses.

(p) "Joint Venture Agreement" means that certain Joint Venture Agreement dated September 30, 1998, between International Assets Holding Corp. and Lakeside Investments, LLC.

(q) "Majority Interest" shall mean the affirmative vote of Members holding more than fifty percent (50%) of the aggregate Percentage Interests in the Company.

(r) "Manager" shall mean one or more members of the Board of Managers of the Company. References to the Managers in the singular or as him, her, it, itself or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

(s) "Member" shall mean, in connection with the formation of the Company, each of the parties who executes a counterpart of this Agreement as a Member and, after the formation of the Company, each of the parties who may be admitted as a Member in accordance with Article 13 of this Agreement. References to a Member as it, itself or other like references shall also, where the context so requires, be deemed to include the masculine or feminine reference, as the case may be.

(t) "Membership Interest" shall mean a Member's entire interest in the Company, including the right to participate in the management of the business and affairs of the Company, including the right to vote on, consent to or otherwise participate in any decision or action of or by the Members granted pursuant to this Agreement and the Delaware Act.

(u) "Net Profits" and "Net Losses" shall mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such fiscal year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss, and all fees and reimbursements payable to any Member shall be regarded as deductions), with the following adjustments:

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(i) Any income of the  Company  that is exempt from  federal  income tax and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this definition of Net Profit or Net Loss shall be added to such taxable income or loss;

(ii) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this definition of Net Profit or Net Loss shall be subtracted from such taxable income or loss;

(iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii)(b) or subparagraph (ii)(c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profit or Net Loss;

(iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with Section 1(i) hereof.

(vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Membership Interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profit or Net Loss; and

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(vii)  Notwithstanding  any other  provision of this definition of Net Profit or
Net Loss, any items which are specially allocated pursuant to Section 11.2 hereof shall not be taken into account in computing Net Profit or Net Loss.

(v) "Nonrecourse Debt" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(3).

(w)  "Nonrecourse  Deductions" has the meaning set forth in Treasury  Regulation
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a fiscal year of the Company shall be determined in accordance with the rules of Treasury Regulation Section 1.704-2(c).

(x) "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i)(3).

(y) "Partner  Nonrecourse Debt" has the meaning set forth in Treasury Regulation
Section 1.704-2(b)(4).

(z) "Partner Nonrecourse Deductions" has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Company year shall be determined in accordance with the rules of Treasury Regulation Section 1.704-2(i)(2).

(aa) "Partnership Minimum Gain" has the meaning set forth in Treasury Regulation
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Company year shall be determined in accordance with Treasury Regulation Section 1.704-2(d).

(bb) "Percentage Interest" shall mean the proportion that a Member's Initial Capital Contribution and Additional Capital Contribution(s), if any, bears to the aggregate Initial Capital Contributions and Additional Capital Contribution(s), if any, of all Members and shall be as stated on Schedule A to this Agreement. Schedule A shall be amended from time to time upon the occurrence of an Additional Capital Contribution to reflect the aggregate Capital Contributions and Percentage Interest of each Member.

(cc) "Person" shall mean any individual or Entity, and their heirs, executors, administrators, legal representatives, successors and assigns where the context so permits.

(dd)   "Regulatory   Allocations"   has  the   meaning   set  forth  in  Section
11.2(a)(viii).

(ee) "Reserves" shall mean funds set aside or amounts allocated to reserves which shall be maintained in amounts deemed sufficient by the Board of Managers for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the Company's business.

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(ff)  "Transferring  Member"  shall  mean (i) any  Member  who  sells,  assigns,
pledges,   hypothecates,   transfers,   exchanges  or  otherwise  transfers  for
consideration all or any portion of its Membership Interest or (ii) any Member who gifts, bequeaths or otherwise transfers for no consideration (by operation of law or otherwise, except with respect to bankruptcy) all or any part of its Membership Interest.

(gg) "Treasury Regulations" shall include proposed, temporary and final regulations promulgated under the Code.
(hh) "Withdrawal Event" shall mean the death, Resignation, Expulsion, bankruptcy, or dissolution of, a Member or upon the occurrence of any other event that terminates the continued membership of a Member in the Company other than by transfer of all of the Member's Membership Interest to another person.

                                    ARTICLE 2

                              FORMATION OF COMPANY

2.1 Formation. The Company has been organized as a Delaware limited liability company by executing and delivering the Certificate to the Delaware Secretary of State in accordance with and pursuant to the Delaware Act.

2.2 Name. The name of the Company is International Assets New York, LLC.

2.3 Principal Place of Business. The principal place of business of the Company shall be in New York, New York. The Company may locate its places of business and registered office at any other place or places as the Board of Managers may deem advisable.

2.4 Registered Office and Registered Agent. The Company's initial registered office shall be at the office of its registered agent at 1013 Centre Street, Wilmington, Delaware, County of New Castle and the name of its initial registered agent shall be Corporation Service Company.

2.5 Term. The term of the Company shall commence on the date of the formation of the Company in accordance with and pursuant to the Delaware Act, and shall continue until December 31, 2010, unless the Company is earlier dissolved in accordance with either the provisions of this Agreement or the Delaware Act.

2.6 Certificates of Membership Interests. The Board of Managers of the Company may make such rules and regulations as they may deem appropriate concerning the

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issuance and registration of Membership  Interests of the Company.  The Board of
Managers may authorize the issuance of any Membership Interests without certificates. Such authorization shall not affect Membership Interests already represented by certificates until they are surrendered to the Company.


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                                    ARTICLE 3

                               BUSINESS OF COMPANY

3.1 Permitted Businesses. The business of the Company shall be to engage in the marketing and sale of certain securities related products developed by the Members and new products to be developed by the Company and to carry on any other lawful business or activity in connection with the foregoing.

                                    ARTICLE 4

                         NAMES AND ADDRESSES OF MEMBERS

         The names and addresses of the initial Members are as follows:

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NAME                                         ADDRESS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

International Assets Holding Corp.        250 Park Avenue South, Suite 200
                                          Winter Park, Florida 32789
                                          Facsimile Number: (407) 629-2470

                                          Attention: Diego Veitia

Lakeside Investments, LLC                 211 Private Way
                                          Lakewood, New Jersey 08701
                                          Facsimile Number: (732) 364-0956

                                          Attention: Menashe Frankel
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                                    ARTICLE 5

                     RIGHTS AND DUTIES OF BOARD OF MANAGERS

5.1 Management. The business and affairs of the Company shall be managed by its Board of Managers. The Board of Managers shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business and objectives. No one Manager may take or effect any action on behalf of the Company or otherwise bind the Company in the absence of a formal delegation of authority by the Board of Managers to such Manager. Unless authorized to do so

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by this  Agreement  or by the  Board of  Managers  of the  Company,  no  Member,
officer, attorney-in-fact, employee or other agent of the Company shall have any power or authority to bind the Company.


5.2 Number, Election, Tenure and Qualifications. The number of Managers which shall constitute the first Board of Managers shall be four (4), which Board of Managers shall be established in accordance with Section 4.2 of the Joint Venture Agreement. Managers need not be Members of the Company.

5.3 Manner of Acting. The Board of Managers shall meet at least once each calendar quarter. The Board of Managers may designate any place, either within or outside the State of Delaware, as the place of meeting of the Board of Managers. If no designation is made, the place of meeting shall be the principal place of business of the Company. A majority of the Board of Managers shall constitute a quorum at meetings of the Board of Managers. If a quorum is present, the unanimous vote of those in attendance shall constitute the act of the Board of Managers, unless the vote of all Members is otherwise required by this Agreement, the Delaware Act or the Certificate. Any Manager may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting by means of such equipment shall constitute presence in person at such meeting. Action may be taken without a meeting if the action is evidenced by one or more written consents signed by each Manager.

5.4 Certain Powers of Managers. Without limiting the generality of Section 5.1, the Board of Managers shall have power and authority, after due action, on behalf of the Company:

(a) to acquire property from any Person as the Board of Managers may determine, whether or not such Person is directly or indirectly affiliated or connected with any Manager or Member;

(b) to borrow money for the Company on such terms as the Board of Managers deem appropriate, and in connection therewith, to hypothecate, encumber and grant security interests in the assets of the Company to secure repayment of the borrowed sums. No debt shall be contracted or liability incurred by or on behalf of the Company except by the Board of Managers, or to the extent permitted under the Delaware Act, by agents or employees of the Company expressly authorized to contract such debt or incur such liability by the Board of Managers;

(c) to purchase liability and other insurance to protect the Company's property and business;

(d) to hold and own Company real and personal properties in the name of the Company;

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(e) to invest Company funds;


(f) to execute on behalf of the Company all instruments and documents, including, without limitation, checks; drafts; notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments, bills of sale; leases; and any other instruments or documents necessary to the business of the Company;

(g) to employ accountants, legal counsel, agents or other experts to perform services for the Company;

(h) to enter into any and all other agreements on behalf of the Company, in such forms as the Board of Managers may approve;

(i) to appoint such agents, officers and delegees as may be necessary or appropriate to the conduct of the business; and

(j) to do and perform all other acts as may be necessary or appropriate to the conduct of the Company's business.

5.5 Managers Have No Exclusive Duty to Company. No Manager shall be required to manage the Company as his or her sole and exclusive function and he or she may have other business interests and engage in activities in addition to those relating to the Company. Neither the Company, the Members, nor any other Manager shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of the Manager or in the income or proceeds derived therefrom.

5.6 Bank Accounts. The Board of Managers may from time to time authorize the opening of bank accounts in the name and on behalf of the Company, and the Board of Managers shall determine who shall have the signatory power over such accounts.

5.7 Resignation. Any Manager of the Company may resign at any time by giving written notice to the Members of the Company and the other Managers of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later date specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

5.8 Removal. Removal of any Manager shall be effected in accordance with Section
4.2 of the Joint Venture Agreement.

5.9 Vacancies. Any vacancy occurring for any reason in the number of Managers of the Company shall be filled in accordance with Section 4.2 of the Joint Venture Agreement.

                                    ARTICLE 6

                                    OFFICERS

6.1 Officers of Company. The officers of the Company shall consist of a President, a Treasurer and a Secretary, and such Vice Presidents, Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries or other officers or agents as may be elected and appointed by the Board of Managers. Any two or more offices may be held by the same person. The officers shall act in the name of the Company and shall supervise its operation under the direction and management of the Board of Managers, as further described below.

6.2 Election and Term of Office. The officers of the Company shall be elected annually by the Board of Managers. Vacancies may be filled or new offices created and filled at any meeting of the Board of Managers. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer or agent shall not of itself create contract rights.

6.3 Removal. Subject to the terms of the Joint Venture Agreement, any officer or agent may be removed by the Board of Managers whenever in their judgment the best interests of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

6.4 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Managers for the unexpired portion of the term.

6.5 President. The President of the Company shall be the chief operating officer and in general and active charge of the entire business and all the affairs of the Company and shall have the powers and perform the duties incident to that position, including the power to bind the Company in accordance with this
Section 6.5. The President shall, when present, preside at all meetings of the Board of Managers. He or she shall have such other powers and perform such duties as are specified in this Agreement and as may from time to time be assigned to him or her by the Board of Managers of the Company.

The President shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Board of Managers of the Company are carried into effect. The President may execute bonds, mortgages and other contracts (whenever requiring a seal, under the seal of the Company), except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Managers of the Company to some other officer or agent of the Company. The President shall have general powers of supervision and shall be the final arbiter of all differences between officers of the Company, and such decision as to any matter affecting the Company shall be final and binding as between the officers of the Company subject only to the Board of Managers of the Company.

6.6 The Vice Presidents. In the absence of the President or in the event of his or her inability or refusal to act, a Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Managers of the Company.

6.7 The Treasurer. The Treasurer shall be the chief financial officer of the Company. The Treasurer shall not be required to give a bond for the faithful discharge of his or her duties. He or she shall: (i) have charge and custody of and be responsible for all funds and securities of the Company; (ii) be charged with primary responsibility for dealing with national securities exchanges or other exchanges in which the Company may hold a membership or on which the Company may trade; (iii) receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies or other depositaries as shall be selected by the Board of Managers of the Company; and (iv) in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Managers of the Company.

6.8 The Secretary. The Secretary shall: (a) keep the minutes of the Board of Managers' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of this Agreement or as required by law; (c) be custodian of Company records; (d) keep a register of the post office address of each Member which shall be furnished to the Secretary by such Member; (e) sign with the President or a Vice President (as designated by the President), any certificates for Membership Interests, the issue of which shall have been authorized by resolution of the Board of Managers; (f) certify the resolutions of the Board of Managers, and other documents to the Company as true and correct thereof; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President, a Vice President (as designated by the President) or the Board of Managers of the Company.

6.9 Assistant Treasurers and Assistant Secretaries. The Assistant Treasurers shall respectively, if required by the Board of Managers of the Company, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Managers of the Company shall determine. The Assistant Treasurers and Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the Treasurer or the Secretary, respectively, or by the President or the Board of Managers of the Company.

6.10 Salaries. Except as otherwise provided in the Joint Venture Agreement, the salaries and other compensation of the officers and other employees of the Company shall be fixed from time to time by the Board of Managers, and no officer or employee shall be prevented from receiving such salary by reason of the fact that he or she is also a Manager or Member of the Company.


                                    ARTICLE 7

                        RIGHTS AND OBLIGATIONS OF MEMBERS

7.1 Limitation of Liability. A Member shall not be personally liable to creditors of the Company for any debts, obligations, liabilities or losses of the Company, whether arising in contract, tort or otherwise, beyond such Member's Capital Contribution under Section 10.1 and any additional Capital Contributions made by such Member under Section 10.2, except as otherwise required by law.

7.2 List of Members. Upon the written request of any Member, the Board of Managers shall provide a list showing the names, addresses and Membership Interests of all Members.

7.3 Company Books. In accordance with Section 11.8 hereof, the Board of Managers shall maintain and preserve, during the term of the Company, the accounts, books and other relevant Company documents. Upon reasonable written request, each Member and its duly authorized representative shall have the right, at a time during ordinary business hours, as reasonably determined by the Board of Managers, to inspect and copy such Company documents (at the requesting Member's expense) which the Board of Managers, in its discretion, deems appropriate for any purpose reasonably related to the requesting Member's Membership Interest.

7.4  Priority  and Return of  Capital.  Except as may be  expressly  provided in
Article 11, no Member shall have priority over any other Member, either as to the return of Capital Contributions or as to Net Profits, Net Losses or distributions; provided that this Section shall not apply to the repayment by the Company of loans (as distinguished from Capital Contributions) which a Member has made to the Company.

7.5 No Preemptive Rights. No Member shall have any preemptive or preferential right, including any such right with respect to (a) Additional Capital Contributions; (b) issuance or sale of Membership Interests, whether unissued or hereafter created; (c) issuance of any obligations, evidences of indebtedness or other securities of the Company convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such unissued Membership Interest; (d) issuance of any right of, subscription to or right to receive, or any warrant or option for the purchase of, any of the foregoing securities; or (e) issuance or sale of any other securities that may be issued or sold by the Company.

                                    ARTICLE 8

                               MEETINGS OF MEMBERS

8.1 Meetings. Meetings of the Members, for any purpose or purposes, may be called by any Member or Members owning a Majority Interest or by any Manager.

8.2 Place of Meetings. The Members may designate any place, either within or outside the State of Delaware, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal place of business of the Company.

8.3 Notice of Meetings. Except as provided in Section 8.4, written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than five (5) nor more than thirty (30) days before the date of the meeting, either personally or by mail, by or at the direction of the Board of Managers or Member or Members calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered two (2) calendar days after being deposited in the United States mail, addressed to the Member at its address as it appears on the books of the Company, with postage thereon prepaid.

8.4 Meeting of All Members. If Members owning a Majority Interest consent to the holding of a meeting at any time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

8.5 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.

8.6 Quorum. Members owning a Majority Interest, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any such meeting, a majority of the Percentage Interests so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. However, if the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of Percentage Interests whose absence would cause less than a quorum.

8.7 Manner of Acting. If a quorum is present, the affirmative vote of a majority of the Percentage Interests so represented shall be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Delaware Act, by the Certificate or by this Agreement.

8.8 Proxies. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Board of Managers of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

8.9 Telephone Conference. Any Member may participate in a meeting of the Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting by means of such equipment shall constitute presence in person at such meeting.

8.10 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Member entitled to vote and delivered to the Board of Managers of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different effective date.

8.11 Waiver of Notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at or after the time stated therein, shall be equivalent to the giving of such notice.

                                    ARTICLE 9

                      STANDARD OF CARE AND INDEMNIFICATION
                       OF MANAGERS, OFFICERS AND EMPLOYEES

9.1 Standard of Care. No Manager or officer shall be liable to any Member or to the Company by reason of the actions of such person in the conduct of the
business  of  the  Company  except  for  fraud,   gross  negligence  or  willful
misconduct.

9.2 Indemnification of Managers, Officers and Employees. The Company shall, to the fullest extent to which is it empowered to do so by the Delaware Act or any other applicable law, indemnify and make advances for expenses to any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a Manager, officer or employee of the Company, against losses, damages, expenses (including attorneys' fees), judgments, fines and amounts reasonably incurred by him or her in connection with such action, suit or proceeding.

                                   ARTICLE 10

                CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS

10.1 Initial Capital Contributions. Each Member shall contribute such amount set forth in Schedule A as its Initial Capital Contribution.

10.2 Additional Contributions. Except as provided in Section 3.2 of the Joint Venture Agreement, or as otherwise agreed by all the Members, no Member shall be required to make Additional Capital Contributions. The failure of any Member to make an Additional Capital Contribution required by Section 3.2 shall be deemed to constitute an Event of Default.

10.3 Capital Accounts. (a) There shall be established and maintained for each Member on the books of the Company a capital account (the "Capital Account") in accordance with the following provisions: A separate Capital Account will be maintained for each Member. Each Member's Capital Account will be increased by
(1) the amount of money contributed by such Member to the Company; (2) the Gross Asset Value of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752); (3) allocations to such Member of Net Profits; (4) items in the nature of income or gain which are specially allocated pursuant to Section 11.2 hereof; and (5) allocations to such Member of income described in Code Section 705(a)(1)(B). Each Member's Capital Account will be decreased by (1) the amount of money distributed to such Member by the Company; (2) the Gross Asset Value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Code Section 752);
(3) allocations to such Member of Net Losses; (4) allocations to such Member of expenditures described in Code Section 705(a)(2)(B); and (5) items in the nature of expenses or losses which are specially allocated pursuant to Section 11.2 hereof.

(b) In the event of a permitted sale or exchange of a Membership Interest in the Company pursuant to Article 12 hereof, the Capital Account of the Transferring Member shall become the Capital Account of the transferee to the extent it relates to the transferred Membership Interest in accordance with
Section 1.704-1(b)(2)(iv) of the Treasury Regulations.

(c) The manner in which Capital  Accounts are to be maintained  pursuant to this
Section 10.3 is intended to comply with the requirements of Code Section 704(b) and the Treasury Regulations promulgated thereunder and the provisions herein regarding maintenance of Capital Accounts shall be interpreted and applied in a manner consistent with such Regulations. If the Company determines that the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this Section 10.3 should be modified in order to comply with Code
Section 704(b) and the Treasury Regulations, then notwithstanding anything to the contrary contained in the preceding provisions of this Section 10.3, the method in which Capital Accounts are maintained shall be so modified; provided, however, that any change in the manner of maintaining Capital Accounts shall not materially alter the economic agreement between or among the Members as set forth in this Agreement.


                                   ARTICLE 11

                ALLOCATIONS, INCOME TAX, DISTRIBUTIONS, ELECTIONS
                                   AND REPORTS

11.1 Allocations of Net Profits and Net Losses. The Net Profits and Net Losses of the Company for each Fiscal Year shall be allocated among the Members in proportion to their respective Percentage Interests in the Company. Subject to the other provisions of this Article 11, allocations to a Member of Net Profits or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss, deduction or credit that is taken into account in computing Net Profits or Net Loss.

11.2 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article 11:

(a) Regulatory Allocations.

(i) Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulation Section 1.704-2(f), notwithstanding the provisions of Section 11.1 of this Agreement, or any other provision of this Article 11, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Partnership Minimum Gain, as determined under Treasury Regulation Section 1.704-2(g). The items to be allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 11.2(a)(i) is intended to qualify as a "minimum gain chargeback" within the meaning of Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.


(ii) Partner Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulation Section 1.704-2(i)(4), and notwithstanding the provisions of Section 11.1 of this Agreement or any other provision of this Article 11 (except Section 11.2(a)(i)), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Member who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulation
Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 11.2(a)(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Treasury Regulation Section 1.704-2(i) and shall be interpreted consistently therewith.

(iii) Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members in accordance with their Percentage Interests. Any Partner Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Treasury Regulation Section 1.704-2(i).

(iv) Qualified Income Offset. If any Member unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), that causes such Member to have a Adjusted Capital Account Deficit, items of Company income and gain shall be allocated, in accordance with Treasury Regulation Section 1.704-1(b)(2)(ii)(d), to the Member in an amount and manner sufficient to eliminate, to the extent required by such Treasury Regulation, the Adjusted Capital Account Deficit of the Member as quickly as possible provided that an allocation pursuant to this Section 11.2(a)(iv) shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided in this
Article 11 have been tentatively made as if this Section 11.2(a)(iv) were not in the Agreement. It is intended that this Section 11.2(a)(iv) qualify and be construed as a "qualified income offset" within the meaning of treasury
Regulation   1.704-1(b)(2)(ii)(d),   and  shall  be   interpreted   consistently
therewith.


(v) Gross Income Allocation. In the event any Member has a deficit balance in its Capital Account at the end of any Fiscal Year which is in excess of the sum of (1) the amount (if any) such Member is obligated to restore to the Company, and (2) the amount such Member is deemed to be obligated to restore pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) or the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Membe

                                   20-
shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 11.2(a)(v) shall be made if and only to the extent that such Member would have a Adjusted Capital Account Deficit in excess of such sum after all other allocations provided in this Article 11 have been tentatively made as if this Section 11.2(a)(v) and Section 11.2(a)(iv) were not in this Agreement.

(vi) Limitation on Allocation of Net Losses. The allocation of Net Losses to any Member pursuant to Section 11.1 hereof shall not exceed the maximum amount of Net Loss that can be so allocated to such Member without causing such Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. To the extent an allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Member, the limitation set forth in this Section 11.2(a)(vi) shall be applied on a Member by Member basis in accordance with their respective Percentage Interests so as to allocate the maximum permissible Net Loss to each Member without causing any Member to have an Adjusted Capital Account Deficit.

(vii) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section
743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) or Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4),
to be taken into account in determining Capital Accounts as the result of a distribution to a Member in liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their Percentage Interests in the event that Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) applies.

(viii) Curative  Allocation.  The allocations set forth in Sections  11.2(a)(i),
(ii),  (iii),  (iv),  (v), (vi), and (vii) (the  "Regulatory  Allocations")  are
intended to comply with certain regulatory requirements, including the requirements of Treasury Regulation Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 11.1, the Regulatory Allocations shall be taken into account if necessary in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

     11.3     Tax Allocations.

(a) In General. Except as otherwise provided in this Section 11.3, for income tax purposes each item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Members in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 11.1 and 11.2.

(b) Allocations Respecting Section 704(c) Revaluations. Notwithstanding Section 11.3(a), Tax Items with respect to Company property that is contributed to the Company by a Member shall be shared among the Members for income tax purposes pursuant to Treasury Regulation promulgated under Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Company and its initial Gross Asset Value. With respect to Company property, if any, that is initially contributed to the Company upon its formation, such variation between basis and initial Gross Asset Value shall be taken into account under the "traditional method" as described in Proposed
Treasury Regulation  1.704-3(b) and Treasury Regulation   1.704-1(c)(2). In the
event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value, subsequent allocations of tax items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Treasury Regulation under the same method.

11.4  Distributions.   Interim  distributions,   liquidating  distributions  and
redemption distributions shall be made as follows:

(a) Subject to Section 18-607 of the Delaware Act the Board of Managers may cause the Company to make interim distributions of Distributable Cash or other property at such time and for such amounts as determined by the Board of Managers. All interim distributions of Distributable Cash or other property shall be made in proportion to the Members' Percentage Interests.

(b) Upon liquidation of the Company, liquidating distributions shall be made in accordance with Section 14.2 below.

(c) Upon redemption of any Member's Membership Interest upon the occurrence of a Withdrawal Event, redemption distributions will be made in accordance with
Section 14.1(d).

(d) The Company may offset damages for breach of this Agreement by a Member whose Membership Interest is liquidated (either upon the redemption of a Member's Membership Interest or the liquidation of the Company) against the amount otherwise distributable to such Member pursuant to this Section or
Section 14.1(d).

(e) A Member has no right to demand and receive any distribution in a form other than cash.

(f) All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company or the Members may be treated as amounts distributed to the Members pursuant to this Section 11.4 for all purposes under this Agreement. The Manager is authorized to withhold from distributions, or with respect to allocations, to the Members and pay over to any federal, state, or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law and may allocate such amounts to the Members with respect to which such amount was withheld.

11.5 Accounting Principles. The Company's financial statements shall be prepared and its profit and loss statement shall be determined in accordance with generally accepted accounting principles applied on a consistent basis using the accrual method of accounting.

11.6 Interest on and Return of Capital Contributions. No Member shall be entitled to interest on its Capital Contribution or to a return of its Capital Contribution.

11.7 Loans to Company. Nothing in this Agreement shall prevent any Member from making secured or unsecured loans to the Company by agreement with the Company.

11.8 Records and Report. At the expense of the Company, the Board of Managers shall maintain records and accounts of the operations and expenditures of the Company. At a minimum, the Company shall keep at its principal place of business the following records:

(a) A current list of the full name and last known business or mailing address of each Member and Manager;

(b) A copy of the Certificate and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

(c) Copies of the Company's financial statements and federal, state and local income tax returns and reports, if any, for the three most recent years; and

(d) Copies of the Company's currently effective written Agreement, as amended.

11.9 Returns and Other Elections. The Treasurer shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns or pertinent information therefrom shall be furnished to the Members within a reasonable time after the end of the Company's Fiscal Year. All elections permitted to be made by the Company under federal or state laws shall be made by the treasurer in his or her sole discretion. In recognition of the fact that the Company expects to be treated as a partnership for U.S. federal income tax purposes, the Members agree to treat their Membership Interest as partnership interests for U.S. federal and state income tax reporting purposes.

11.10 Tax Matters Partner. IAHC is designated the "Tax Matters Partner" (as defined in Code Section 6231), and is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including, without limitation, administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Members agree to cooperate with each other and to do or refrain from doing any and all things reasonably required to conduct such proceedings.

                                   ARTICLE 12

                             [Intentionally Omitted]


                                   ARTICLE 13

                               ADDITIONAL MEMBERS

13.1 Admission of New Members. From the date of the formation of the Company, any Person or Entity acceptable to the Members by their unanimous vote thereof may become a Member in the Company by the issuance by the Company of a Membership Interest for such consideration as the Members by their unanimous votes shall determine, or by being a permitted transferee of an existing Membership Interest in accordance with Article 12, subject to the terms and conditions of this Agreement.

13.2 Allocations to New Members. No new Members shall be entitled to any retroactive allocation of any item of income, gain, loss, deduction or credit of the Company. The Board of Managers may, at its option, at the time a Member is admitted, close the Company books (as though the Company's tax year has ended) or make pro rata allocations of items of income, gain, loss, deduction or credit to a new Member for that portion of the Company's tax year in which a new Member was admitted in accordance with the provisions of Code Section 706(d) and the Treasury Regulations promulgated thereunder.

                                   ARTICLE 14

                           DISSOLUTION AND TERMINATION

14.1 Dissolution.

(a) The Company shall be dissolved upon the occurrence of any of the following events:

(i)  When  the  period  fixed  for  the  duration  of the  Company  pursuant  to
Section 2.5 hereof shall expire;

(ii) by the unanimous written agreement of all Members;

(iii) upon a Withdrawal Event, unless the business of the Company is continued by the affirmative vote of all of the remaining Members within ninety (90) days following the Withdrawal Event and there is at least one Member; or

(iv) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

(b) If a Member who is an individual dies or a court of competent jurisdiction adjudges him to be incompetent to manage his or her person or his or her property, the Member's executor, administrator, guardian, conservator or other legal representative may exercise all of the Member's rights for the purpose of settling his or her estate or administering his or her property.

(c) Unless the business of the Company is continued by the remaining Members in accordance with Section 14.1(a)(iii) above, dissolution of the Company shall be effective on the day on which a Withdrawal Event occurs, but the Company shall not terminate until the certificate of cancellation shall be filed with the Secretary of State of the State of Delaware and the assets of the Company are distributed as provided in Section 14.2 below. Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company and the affairs of the Members shall continue to be governed by this Agreement.

(d) If there is a Withdrawal Event and all of the remaining Members consent to continue the business of the Company in accordance with Section 14.1(a)(iii), the Company shall, subject to Section 11.4(d), pay to the withdrawing Member any positive balance in the withdrawing Member's Capital Account within ninety (90) days from the date of the Withdrawal Event. The remaining Members shall have the right in their sole discretion at any time within sixty (60) days of the Withdrawal Event to determine all Net Profits and Net Losses of the Company as of the date of such determination and to make appropriate credits and debits to the Members' Capital Accounts. The Capital Account of the withdrawing Member as of the date of determination shall be conclusively deemed to be the fair value of all of its Membership Interest and the payment provided for in this
Section 14.1(d) shall be the full and only consideration for the redemption of the withdrawing Member's Membership Interest.

14.2 Winding Up, Liquidation and Distribution of Assets.

(a Subject to the provisions of the Joint Venture Agreement, the Members who have not wrongfully dissolved the Company may wind up the Company's affairs, but the Court of Chancery, upon cause shown, may wind up the Company's affairs upon application of any Member or his legal representative, and in connection therewith, may appoint a liquidating trustee.

(b Upon dissolution, an accounting shall be made of the Company's assets, liabilities and operations, from the date of the last previous accounting until the date of dissolution. The Board of Managers shall immediately proceed to wind up the affairs of the Company.

(c If the Company is dissolved and its affairs are to be wound up, the Board of Managers shall:


(i0 Except as provided in Section 14.2(g) and subparagraph (ii), sell or otherwise liquidate all of the Company's assets as promptly as practicable;

(ii0 Allocate any Net Profit or Net Loss resulting from such sales to the Member's Capital Accounts in accordance with Article 11 hereof;

(iii0 Discharge all liabilities of the Company, including liabilities to Members who are creditors of the Company to the extent permitted by law, excluding liabilities for distributions to Members under Sections 11.4(a) and 11.4(c); and

(iv0 Distribute the remaining assets to Members in accordance with the positive balance (if any) of each Member's Capital Account (as determined after taking into account all Capital Account adjustments for the Company's taxable year during which the liquidation occurs). Any such distributions to the Members in respect of their Capital Accounts shall be made within the time specified in
Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations.

(d Notwithstanding anything to the contrary in this Agreement, if any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any Capital Contribution, and the deficit balance shall not be considered a debt owed by such Member to the Company or to any other Person for any purpose whatsoever.

(e Upon completion of the winding up, liquidation and distribution of the assets of the Company, the Company shall be deemed terminated.

(f The Board of Managers shall comply with all requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

(g) The Members hereby agree that in the event of a winding up of the Company, the Members shall agree upon which, if any, Company Products (as such term is defined in Section 7.2 of the Joint Venture Agreement) shall continue subsequent to the Company's termination. Such Company Products so continued shall be designated the "Continued Products". The Members shall negotiate in good faith to determine the terms upon which the Continued Products will be marketed and sold subsequent to the Company's termination. In the event the Members agree to jointly market and sell the Continued Products, the Members shall divide the net earnings derived from such Continued Products equally (net of all costs incurred by each of the Members in marketing and selling such Continued Products). In the event the Members agree to individually market and sell the Continued Products, each Member shall be responsible for the costs incurred in marketing and selling such Continued Products. All Company Products which are not designated as Continued Products upon the winding up of the Company, or are thereafter discontinued upon the request of either Member, shall be terminated and distributed to the Members in accordance with this Section 14.2.

14.3 Certificate of Cancellation. When all debts, liabilities and obligations of the Company have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets of the Company have been distributed, a certificate of cancellation shall be executed by one or more authorized persons, which certificate shall set forth the information required by the Delaware Act. A certificate of cancellation shall be filed with the Delaware Secretary of State to accomplish the cancellation of the Certificate of the Company upon the dissolution and completion of the winding up of the Company.

14.4 Effect of Filing of Certificate of Cancellation. Upon the filing of the certificate of cancellation with the Delaware Secretary of State, the existence of the Company shall cease, except for the purpose of suits, other proceedings and appropriate action as provided in the Delaware Act. The Board of Managers shall have authority to distribute any Company property discovered after dissolution, convey real estate and take such other action as may be necessary on behalf of and in the name of the Company.
14.5 Return of Contribution Nonrecourse to Other Members. Except as provided by law or as expressly provided in this Agreement, upon dissolution, each Member shall look solely to the assets of the Company for the return of its Capital Contribution. If the property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash contribution of one or more Members, such Member or Members shall have no recourse against any other Member, except as otherwise provided by law.

                                   ARTICLE 15

                            MISCELLANEOUS PROVISIONS

15.1 Notices. Any notice, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been given when actually received. Any such notice, demand or communication may be given by mail, express package service, telex or telefax and shall be addressed to each Member at the addresses shown in Article 4, and/or to the Company at its principal office or to such other address as a party may from time to time designate by notice to the other parties.

15.2 Application of Delaware Law. This Agreement and its interpretation shall be subject to and is governed exclusively by its terms and by the laws of the State of Delaware, and specifically the Delaware Act and the Certificate. In the event of a direct conflict between the provisions of this Agreement and the provisions of the Delaware Act or the Certificate, such provisions of the Delaware Act or the Certificate, as the case may be, will be controlling.

15.3 Waiver of Action for Partition. Each Member irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to the property of the Company.

15.4 Amendments. This Agreement may be amended at any time in a writing executed by all the Members.

15.5 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

15.6 Construction. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

15.7 Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

15.8 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

15.9 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedy. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

15.10 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

15.11 Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this
Agreement,  their  respective  heirs,  legal  representatives,   successors  and
assigns.

15.12 No Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Person other than the Members.


15.13 Conflict of Provisions. In the event of a conflict between provisions of this Agreement provisions of the Joint Venture Agreement, the Joint Venture Agreement shall prevail.

15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

15.15 Investment  Representations.  The undersigned  Members, if any, understand
(1) that the Membership Interests issued pursuant to this Agreement have not been registered under the Securities Act of 1933 or any state securities laws (the "Securities Acts") because the Company is issuing these Membership Interests in reliance upon the exemptions from the registrations requirements of the Securities Acts providing for issuance of securities not involving a public offering, (2) that the Company has relied upon the fact that the Membership Interests are to be held by each Member for investment, and (3) that exemption from registrations under the Securities Acts would not be available if the Membership Interests were acquired by a Member with a view to distribution.

Accordingly, each Member hereby confirms to the Company that such Member is acquiring a Membership Interest for such own Member's account, for investment and not with a view to the resale or distribution thereof without complying with an exemption for registration under the Securities Acts. Each Member agrees not-to-transfer, sell or offer for sale any of portion of the Membership Interest unless there is an effective registration or other qualification relating thereto under the Securities Acts or unless the holder of the Membership Interest delivers to the Company an opinion of counsel, satisfactory to the Company, that such registration or other qualification under such Securities Acts is not required in connection with such transfer, offer or sale. Each Member understands that the Company is under no obligation to register the Membership Interests or to assist such Member in complying with any exemption from registration under the Securities Acts if such Member should at a later date wish to dispose of the Membership Interest. Furthermore, each Member realizes that the Membership Interests are unlikely to qualify for disposition under Rule 144 of the Securities and Exchange Commission unless such Member is not an "affiliate" of the Company and the Membership Interest has been beneficially owned and fully paid for by such Member for at least three years.

Prior to acquiring a Membership Interest, each Member has made an investigation of the Company and its business and the Company has made available to each such

Member all information with respect thereto which such Member needed to make an informed decision to acquire a Membership Interest. Each Member considers himself to be a person possessing experience and sophistication as an investor which are adequate for the evaluation of the merits and risks of such Member's investment in a Membership Interest.


IN WITNESS WHEREOF, the parties hereto have caused their signatures, or the signatures of their duly authorized representatives, to be set forth below on the day and year first above written.

                                    MEMBERS:


                       International Assets Holding Corp.

                             By: /s/ Diego J. Veitia
                               Its: Chairman & CEO


                            Lakeside Investments, LLC



                             By: /s/ Menashe Frankel
                                 Its: President

                                   SCHEDULE A




                                                  Amount of Initial             Percentage
          Member                                Capital Contribution             Interest
-----------------------------------------------------------------------------------------------------------




International Assets Holding Corp.                    $100,000                     50%
-----------------------------------------------------------------------------------------------------------

Lakeside Investments, LLC                             $100,000                     50%
-----------------------------------------------------------------------------------------------------------
